Exhibit 10.7

ASSIGNMENT OF ADVISORY SERVICES CONTRACTS (C-2) (C-3) (C-6)

(Cottonwood Communities)

This ASSIGNMENT OF ADVISORY SERVICES CONTRACTS (the “Assignment”), effective as of March 1, 2019 (the “Effective Date”) is made and entered into among Cottonwood Communities, Inc., a Maryland corporation (“CCI”), Cottonwood Communities Management, LLC, a Delaware limited liability company (“CCM”), Cottonwood Capital Management, Inc., a Delaware corporation (“CCMI”), Cottonwood Communities Advisors, LLC, a Delaware limited liability company (the “Advisor”), CC Advisors III, LLC, a Delaware limited liability company (“CC Advisors III”), and, solely with respect to the consent required under the applicable agreements, Orchard Securities, LLC, a Utah limited liability company (“Orchard”).

WHEREAS, CCM is a party to that certain Advisory Agreement among CCM, CCI and Cottonwood Communities O.P., LP, a Delaware limited partnership (“CCI OP”) dated August 13, 2018 (as amended, including the First Amendment to the Advisory Agreement among CCM, CCI and CCI OP dated as of the date hereof, the “Advisory Agreement”).

WHEREAS, CCM is a party to that certain Three Party Agreement among CCM, CCI and CCI OP dated August 13, 2018 (as amended, including the First Amendment to the Three-Party Agreement among CCM, CCI and CCI OP dated as of the date hereof, the “Three-Party Agreement”, and together with the Advisory Agreement, the “Advisory Services Contracts”).

WHEREAS, CCM is a party to that certain Dealer Manager Agreement among CCM, CCI and Orchard dated August 13, 2018 (as amended, including the First Amendment to Dealer Manager Agreement among CCM, CCI and Orchard dated as of the date hereof, the “Dealer Manager Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. CCM hereby assigns and transfers all of CCM’s rights, obligations and interests in the Advisory Services Contracts and the Dealer Manager Agreement to CCMI. CCMI hereby assumes all of CCM’s rights, obligations and interests in the Advisory Services Contracts and the Dealer Manager Agreement.

2. CCMI hereby contributes and transfers all of CCMI’s rights, obligations and interests in the Advisory Services Contracts and the Dealer Manager Agreement to the Advisor. The Advisor hereby assumes all of CCMI’s rights, obligations and interests in the Advisory Services Contracts and the Dealer Manager Agreement.

3. The Advisor hereby contributes and transfers all of the Advisor’s rights, obligations and interests in the Advisory Services Contracts and the Dealer Manager Agreement to CC Advisors III. CC Advisors III hereby assumes all of the Advisor’s rights, obligations and interests in the Advisory Services Contracts and the Dealer Manager Agreement.

4. CCM, CCMI, the Advisor and CC Advisors III each separately represents and warrants that it is a duly formed and validly existing entity in good standing under the laws of the jurisdiction of its formation and it has the full right, power, and authority to enter into and perform the obligations of this Assignment.

5. CCM, CCMI, the Advisor and CC Advisors III each separately represents and warrants that the execution, delivery and performance of this Assignment will not conflict with or, with or without notice or the passage of time or both, result in a breach or default under any agreement to which it is a party or by which it is bound (including its organizational documents) or any applicable law, rule, regulation, ordinance, or code or any judgment, order, or decree of any court with jurisdiction.

6. CCM, CCMI and the Advisor each separately represents and warrants that the Advisory Services Contracts and the Dealer Manager Agreement are in full force and effect, have not been terminated, previously transferred, assigned or encumbered and there are no defaults existing.

7. CCM, CCMI, the Advisor and CC Advisors III each separately represent and warrants that there is no litigation, arbitration, mediation, or other similar proceeding pending, or to its knowledge threatened, that affects or will affect the Advisory Services Contracts, the Dealer Manager Agreement, or its ability to enter into this Assignment.

8. This Assignment may be executed in counterparts, each of which, when taken together, shall be deemed one fully executed original.

9. This Assignment shall be construed and enforced in accordance with the internal laws of the State of Utah without regard to conflict of law principles.

10. All provisions of this Assignment shall inure to the benefit of and shall be binding upon the successors-in-interest, assigns, and representatives of the parties hereto.

[Signatures on Following Pages]

IN WITNESS WHEREOF, this Assignment has been executed effective as of the Effective Date.

CCM:			CCMI:

Cottonwood Communities Management, LLC, a Delaware limited liability company			Cottonwood Capital Management, Inc., a Delaware corporation

By:	Cottonwood Capital Management, Inc., a Delaware corporation, its sole member		By:	/s/ Gregg Christensen
Gregg Christensen Chief Legal Officer

	By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

ADVISOR:			CC ADVISORS III:

Cottonwood Communities Advisors, LLC, a Delaware limited liability company			CC Advisors III, LLC, a Delaware limited liability company

By:	Cottonwood Capital Management, Inc., a Delaware corporation, its manager		By:	Cottonwood Communities Advisors, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Gregg Christensen Gregg Christensen Chief Legal Officer		By:	Cottonwood Capital Management, Inc., a Delaware corporation, its manager

					By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

CCI:

Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

[Signature Page to Assignment of Advisory Services (CCI)]

CONSENTS:

Pursuant to Section 14 of the Advisory Agreement, CCI hereby consents to the Assignment.

CCI:

Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Gregg Christensen
Chief Legal Officer

Pursuant to Section 26 of the Dealer Manager Agreement, Orchard hereby consents to the Assignment.

ORCHARD:

Orchard Securities, LLC a Utah limited liability company

By:	/s/ Kevin Bradburn

[Signature Page to Assignment of Advisory Services (CCI)]